UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2026

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois 60191
(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on September 23, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of AAR CORP. (the “Company”), the stockholders of the Company approved the AAR CORP. 2026 Stock Plan (referred to as “our new stock plan”), which provides for discretionary grants of stock options, stock awards, stock unit awards, stock appreciation rights and other stock-based and cash-based awards to employees, non-employee directors and certain other eligible service providers. Our new stock plan was previously approved by the Company’s Board of Directors and is more fully described in the related proposal in the Company’s Proxy Statement filed on August 4, 2026.

The foregoing description of our new stock plan is qualified in its entirety by reference to the full text of our new stock plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 23, 2026, the Company held its Annual Meeting. At the Annual Meeting, 37,391,244 shares of common stock, par value $1.00 per share, or approximately 93% of the 40,258,840 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, as such matters are more fully described in the Company’s Proxy Statement filed on August 4, 2026, and the final voting results on each such matter.

Proposal 1:	Election of Directors.

The stockholders elected each of the Company’s Class III director nominees to the Board of Directors for a three-year term expiring at the 2029 annual meeting of stockholders, as reflected in the following voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Vote
John W. Dietrich	34,722,656	1,071,178	12,433	1,584,977
Robert F. Leduc	34,715,647	1,078,327	12,293	1,584,977
Peter Pace	33,584,745	2,209,353	12,169	1,584,977

The continuing directors of the Company are Michael R. Boyce, Jeffrey N. Edwards, John M. Holmes, Ellen M. Lord, Billy J. Nolen, Jennifer L. Vogel, Marc J. Walfish, and Hema Widhani.

Proposal 2:	Advisory Proposal to Approve our Fiscal Year 2026 Executive Compensation.

The stockholders approved the advisory proposal for our Fiscal Year 2026 executive compensation, as reflected in the following voting results:

For	Against	Abstain	Broker Non-Vote
34,285,245	1,475,837	45,185	1,584,977

Proposal 3:	Approval of our New Stock Plan.

The stockholders approved our new stock plan, as reflected in the following voting results:

For	Against	Abstain	Broker Non-Vote
33,805,637	1,984,579	16,051	1,584,977

Proposal 4:	Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027, as reflected in the following voting results:

For	Against	Abstain
36,470,764	905,880	14,600

Item 9.01.	Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description
10.1	AAR CORP. 2026 Stock Plan (incorporated by reference to Appendix C to the Company’s Proxy Statement filed on August 4, 2026)
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 24, 2026

AAR CORP.

By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

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